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                                                                     Exhibit 3.4
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ARTICLES OF AMENDMENT OF THE                                 Provided by EVAN BAYH
ARTICLES OF INCORPORATION                                              Secretary of State
State Form 38333 (R3 / 1-88)                                           Room  155 State House
"Approved by State Board of Accounts,  (Revised) 1988"                 Indianapolis, Indiana 46204
INSTRUCTIONS:       Use 8 1/2 x 11 inch white paper for in             (317) 232-6576
                    serts.  Filing  requirements - Present             Indiana Code 23-1-38-1 et seq.
                    original and one copy to address in
                    upper right corner of this form.                   FILING FEE $30.00

                         ARTICLES OF AMENDMENT OF THE
                         ARTICLES OF INCORPORATION OF:
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                                          MONITEC CORPORATION
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The undersigned officers of

                              Monitec Corporation
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(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)
   [X]  Indiana Business Corporation Law       [ ]  Indiana Professional Corporation Act of 1983
as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:
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                                          ARTICLE 1 Amendment(s)
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SECTION 1  The date of incorporation of the corporation is:
                 October 28, 1988
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SECTION 2  The name of the corporation following this amendment to the Articles of Incorporation is:
                 Envirotronic Systems, Inc.
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SECTION 3
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The exact text to Article(s)___________________________ of the Articles of Incorporation is now as follows:


                                          ARTICLE I
                                            Name

                        The name of the Corporation is Envirotronic Systems, Inc.

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